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                                                                     Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 2-85867, 33-48782 and 33-51239), Form S-3 (No.
333-79329) and Form S-4 (No. 333-37660) of Kelly Services, Inc. of our report dated January 22, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Detroit, Michigan
March 27, 2002